UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Gray Television, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 27, 2015. GRAY TELEVISION, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 19, 2015 Date: May 27, 2015 Time: 9:30 A.M. EDT Location: Gray Television, Inc. Atlanta, 4370 Peachtree Georgia Road, 30319 N.E. Directions: please For directions call (404) to 504-9828 the meeting, You are receiving this communication because you hold shares in the company named above. GRAY TELEVISION, INC. 4370 PEACHTREE ROAD, N.E. This is not a ballot. You cannot use this notice to vote these ATLANTA, GA 30319 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important Z65053 information contained in the proxy materials before voting. - See the reverse side of this notice to obtain P62439 proxy materials and voting instructions. M88215 -

How to Before Access the You Proxy Vote Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You may also request to receive paper or e-mail copies of materials for all future meetings. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Z65053 - Vote In Person: At the meeting, you will need to request a ballot to vote these shares. P62439 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box - marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M88216 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Hilton H. Howell, Jr. 06) Howell W. Newton 02) William E. Mayher, III 07) Hugh E. Norton 03) Richard L. Boger 08) Harriett J. Robinson 04) T. L. Elder 05) Robin R. Howell The Board of Directors recommends you vote FOR the following proposal: 2. The ratification of the appointment of McGladrey LLP as Gray Television, Inc.'s independent registered public accounting firm for 2015. NOTE: In their discretion, the proxies will be authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. - Z65053 - P62439 M88217

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